Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and

Virtus Disciplined Select Country Fund, each a series of Virtus Opportunities Trust

Supplement dated December 3, 2015 to the Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, and Virtus Disciplined Select Country Fund Summary Prospectuses and the Virtus Opportunities Trust Prospectus and Statement of Additional Information, each dated January 28, 2015, as supplemented

Important Notice to Investors

Effective December 2, 2015, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and Virtus Disciplined Select Country Fund (the “Funds”) were liquidated. The Funds have ceased to exist and are no longer available for sale. Accordingly, the Funds’ Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/DisciplinedFundsClosed (12/2015)